UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8‑K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):
May 20, 2019

CHEMED CORPORATION
(Exact name of registrant as specified in its charter)

Delaware                         1‑8351                          31‑0791746
(State or other           (Commission File Number)    (I.R.S. Employer
jurisdiction of                                                             Identification
incorporation)                                                                  Number)

2600 First Financial Center, 255 East 5th Street, Cincinnati, OH 45202
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:
(513) 762‑6690

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[_]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)
[_]     Pre-commencement communications pursuant to Rule 14d-2(b) under Exchange Act (17 CFR 240-14d-2(b))
[_]     Pre-commencement communications pursuant to Rule 13e-4 (c) under Exchange Act (17 CFR 240-13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Capital stock $1 par value	CHE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.  [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [_]

Item 5.07          Submission of Matters to a Vote of Security Holders

(a)            On May 20, 2019, Chemed Corporation held its annual meeting of stockholders.

(b)      Stockholders voted on the matters set forth below:

Item 1.  Election of Directors.  The following directors, who constitute the entire Board of Directors, were elected at the meeting by the votes indicated:

Nominee	For	Against	Abstentions	Broker non- votes
Kevin J. McNamara	12,984,787	123,443	19,461	1,123,485
George J. Walsh III	10,636,933	2,463,422	27,336	1,123,485
Joel F. Gemunder	10,553,403	2,545,065	29,223	1,123,485
Patrick P. Grace	10,186,087	2,817,212	124,392	1,123,485
Thomas C. Hutton	12,732,063	377,111	18,517	1,123,485
Walter L. Krebs	12,442,399	660,028	25,264	1,123,485
Andrea R. Lindell	12,959,153	143,278	25,260	1,123,485
Thomas P. Rice	13,005,644	88,741	33,306	1,123,485
Donald E. Saunders	12,431,985	668,004	27,702	1,123,485
Frank E. Wood	12,439,547	661,985	26,159	1,123,485

Item 2.  Ratification of Independent Accountants.  The proposal to ratify the appointment of PricewaterhouseCoopers LLP by the Audit Committee of the Board of Directors as the company’s independent accountants for the year ending December 31, 2019, was approved with the following votes:

Voted
For	13,662,992
Against	543,626
Abstain	44,558

Item 3.  Executive Compensation.  The proposal to approve, on a non-binding basis, the Company’s executive compensation program, was approved with the following votes:

Voted
For	12,528,451
Against	562,767
Abstain	36,473
Broker non-votes	1,123,485

Item 4.  Stockholder Proposal.  The stockholder proposal requesting a semi-annual report on (a) the Company’s policies on political spending and (b) political contributions made was disapproved with the following votes

Voted
For	6,025,781
Against	7,016,935
Abstain	84,975
Broker non-votes	1,123,485

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHEMED CORPORATION

Dated:	May 22, 2019	By:	/s/ Michael D. Witzeman
Michael D. Witzeman
Vice President and Controller